EXHIBIT 24.1

                                  POWER OF ATTORNEY


     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors of FEDERAL-MOGUL CORPORATION, a Michigan corporation, which is about to file with the Securities and Exchange Commission, Washington D.C. under the provisions of the Securities Exchange Act of 1934 as amended, the Corporation's Annual Report on Form 10-K for the year ended December 31, 1993, hereby constitutes and appoints GEORGE N. BASHARA, JR., MARTIN E. WELCH III and STEPHANIE G. HEIM, or any of them, his true and lawful attorney-in-fact, with full power to act, with the other, for him and in his name, place and stead, to sign such Report and any and all amendments thereto, and to file and cause to be filed said Report and each Amendment so signed, with all Exhibits thereto, with the Securities and Exchange Commission.


IN WITNESS WHEREOF, each of the undersigned has executed this Power of Attorney this 25th day of March, 1994.


                          (Dennis J. Gormley)
                     -----------------------------
                          DENNIS J. GORMLEY
                          Chairman of the Board and
                          Chief Executive Officer


(John J. Fannon)                        (Robert S. Miller, Jr.)
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JOHN J. FANNON                          ROBERT S. MILLER, JR.
Director                                Director

(Roderick M. Hills)                     (John C. Pope)
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RODERICK M. HILLS                       JOHN C. POPE
Director                                Director

(Antonio Madero)                        (Thomas F. Russell)
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ANTONIO MADERO                          THOMAS F. RUSSELL
Director                                Director

(Walter J. McCarthy, Jr.)               (Dr. Hugo Michael Sekyra)
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WALTER J. McCARTHY, JR.                 DR. HUGO MICHAEL SEKYRA
Director                                Director